SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2003

MAYTAG CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-655	42-0401785

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

403 West Fourth Street North, Newton, Iowa	50208

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 641/792-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits.

(c) Exhibits:

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYTAG CORPORATION

By:	/S/ STEVEN H. WOOD
Steven H. Wood Executive Vice President and Chief Financial Officer

Date: May 12, 2003

EXHIBIT INDEX

The following exhibits are filed herewith and are exhibits to the Registrant’s Registration Statement on Form S-3, Registration No. 333-62980, as noted below:

Exhibit No.	Registration No. 333-62980 Exhibit No.	Exhibit
5.1	5.1.1	Opinion of Sidley Austin Brown & Wood

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